Exhibit 99.1

KELLY SERVICES REPORTS 3rd QUARTER 2008 RESULTS

TROY, MI (October 21, 2008) — Kelly Services, Inc., a world leader in human resources solutions, today announced results for the third quarter of 2008.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the third quarter of 2008 totaled $1.4 billion, a 2% decrease compared to the corresponding quarter in 2007.

Losses from operations for the third quarter of 2008 totaled $14.5 million, compared to $20.8 million earnings from operations reported for the third quarter of 2007. Included in the results of operations for the third quarter 2008 is a $22.5 million pre-tax charge related to several litigation matters. Earnings from operations in the third quarter of 2007 included $2.5 million of pre-tax restructuring costs.

Diluted losses per share from continuing operations in the third quarter of 2008 were $0.33, compared to third quarter 2007 earnings of $0.40 per share. The litigation charge in 2008 was $0.40 per diluted share from continuing operations. Included in third quarter 2007 diluted earnings is the $0.05 per share cost of restructuring.

Year-to-date 2008 earnings from continuing operations totaled $6.9 million or $0.20 per share.

Commenting on the results, Camden said “Our third quarter performance reflects the rapid deterioration in global economic conditions and further weakening of the staffing market, particularly in the U.S. Absent the litigation charge, we would have reported modest earnings for the quarter. Although a disappointment, these lawsuits do not affect our ability to execute our long-term strategy.”

Camden concluded, “In spite of the tumultuous economic landscape and the cyclical nature of our business, Kelly remains focused on building a stronger company for our employees and customers, while creating lasting value for our shareholders.”

In conjunction with its third quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on October 21, 2008 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1-800-398-9398
International	1-612-288-0329

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:

www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include: competition, changing market and economic conditions, currency fluctuations, changes in laws and regulations, including tax laws, and other factors discussed in this release and in the company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any projections contained herein.

About Kelly Services

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a world leader in human resources solutions headquartered in Troy, Michigan, offering temporary staffing services, outsourcing, vendor on-site and full-time placement to clients on a global basis. Kelly provides employment to more than 750,000 employees annually, with skills including office services, accounting, engineering, information technology, law, science, marketing, creative services, light industrial, education, and health care. Revenue in 2007 was $5.7 billion. Visit www.kellyservices.com.

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Judith Clark
(248) 244-4586	(248) 244-5362
james_polehna@kellyservices.com	judith_clark@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 13 WEEKS ENDED SEPTEMBER 28, 2008 AND SEPTEMBER 30, 2007

(UNAUDITED)

(In thousands of dollars except per share data)

	2008	2007	Change		% Change
Revenue from services	$1,397,748	$1,425,298	$(27,550)		(1.9)%

Cost of services	1,152,032	1,178,419	(26,387)		(2.2)

Gross profit	245,716	246,879	(1,163)		(0.5)

Selling, general and administrative expenses	260,260	226,099	34,161		15.1

(Loss) earnings from operations	(14,544)	20,780	(35,324)		(170.0)

Other (expense) income, net	(124)	587	(711)		(121.1)

(Loss) earnings from continuing operations before taxes	(14,668)	21,367	(36,035)		(168.6)

Income taxes	(3,115)	6,685	(9,800)		(146.6)

(Loss) earnings from continuing operations	(11,553)	14,682	(26,235)		(178.7)

(Loss) earnings from discontinued operations, net of tax	(663)	459	(1,122)		(244.4)

Net (loss) earnings	$(12,216)	$15,141	$(27,357)		(180.7)%

Basic (loss) earnings per share
(Loss) earnings from continuing operations	$(0.33)	$0.40	$(0.73)		(182.5)%
(Loss) earnings from discontinued operations	(0.02)	0.01	(0.03)		(300.0)

Net (loss) earnings	$(0.35)	$0.41	$(0.76)		(185.4)%

Diluted (loss) earnings per share
(Loss) earnings from continuing operations	$(0.33)	$0.40	$(0.73)		(182.5)%
(Loss) earnings from discontinued operations	(0.02)	0.01	(0.03)		(300.0)

Net (loss) earnings	$(0.35)	$0.41	$(0.76)		(185.4)%

STATISTICS:

Gross profit rate	17.6%	17.3%	0.3	pts.

Selling, general and administrative expenses:
% of revenue	18.6	15.9	2.7
% of gross profit	105.9	91.6	14.3

% Return - (Loss) earnings from operations	(1.0)	1.5	(2.5)
(Loss) earnings from continuing operations before taxes	(1.0)	1.5	(2.5)
(Loss) earnings from continuing operations	(0.8)	1.0	(1.8)
Net (loss) earnings	(0.9)	1.1	(2.0)

Effective income tax rate	21.2%	31.3%	(10.1)	pts.

Average number of shares outstanding (thousands):
Basic	34,759	36,500
Diluted	34,801	36,537

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 39 WEEKS ENDED SEPTEMBER 28, 2008 AND SEPTEMBER 30, 2007

(UNAUDITED)

(In thousands of dollars except per share data)

	2008	2007	Change		% Change
Revenue from services	$4,238,199	$4,191,830	$46,369		1.1%

Cost of services	3,485,194	3,468,177	17,017		0.5

Gross profit	753,005	723,653	29,352		4.1

Selling, general and administrative expenses	739,655	670,114	69,541		10.4

Earnings from operations	13,350	53,539	(40,189)		(75.1)

Other (expense) income, net	(26)	2,190	(2,216)		(101.2)

Earnings from continuing operations before taxes	13,324	55,729	(42,405)		(76.1)

Income taxes	6,456	20,478	(14,022)		(68.5)

Earnings from continuing operations	6,868	35,251	(28,383)		(80.5)

(Loss) earnings from discontinued operations, net of tax	(338)	7,134	(7,472)		(104.7)

Net earnings	$6,530	$42,385	$(35,855)		(84.6)%

Basic earnings per share
Earnings from continuing operations	$0.20	$0.96	$(0.76)		(79.2)%
(Loss) earnings from discontinued operations	(0.01)	0.20	(0.21)		(105.0)

Net earnings	$0.19	$1.16	$(0.97)		(83.6)%

Diluted earnings per share
Earnings from continuing operations	$0.20	$0.96	$(0.76)		(79.2)%
(Loss) earnings from discontinued operations	(0.01)	0.19	(0.20)		(105.3)

Net earnings	$0.19	$1.15	$(0.96)		(83.5)%

STATISTICS:

Gross profit rate	17.8%	17.3%	0.5	pts.

Selling, general and administrative expenses:
% of revenue	17.5	16.0	1.5
% of gross profit	98.2	92.6	5.6

% Return - Earnings from operations	0.3	1.3	(1.0)
Earnings from continuing operations before taxes	0.3	1.3	(1.0)
Earnings from continuing operations	0.2	0.8	(0.6)
Net earnings	0.2	1.0	(0.8)

Effective income tax rate	48.5%	36.7%	11.8	pts.

Average number of shares outstanding (thousands):
Basic	34,759	36,557
Diluted	34,850	36,843

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	Third Quarter
	2008	2007	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$618.3	$682.5	(9.4)%		(9.6)%
Fee-based income	4.3	4.9	(10.9)		(11.2)

Earnings from operations	11.8	20.9	(43.3)
Earnings from operations (excluding restructuring charges)	11.8	22.4	(47.2)

Gross profit rate	15.4%	15.7%	(0.3)	pts.
Expense rates:
% of revenue	13.4	12.7	0.7
% of gross profit	87.5	80.5	7.0
Operating margin	1.9	3.1	(1.2)

Americas PT
Revenue from services (including fee-based income)	$228.2	$235.6	(3.1)%		(3.2)%
Fee-based income	5.0	5.6	(10.7)		(10.7)

Earnings from operations	10.0	13.2	(24.2)

Gross profit rate	17.0%	17.7%	(0.7)	pts.
Expense rates:
% of revenue	12.6	12.1	0.5
% of gross profit	74.2	68.4	5.8
Operating margin	4.4	5.6	(1.2)

EMEA Commercial
Revenue from services (including fee-based income)	$353.6	$332.9	6.2%		1.3%
Fee-based income	10.2	9.8	3.9		(0.1)

Earnings from operations	4.0	3.8	6.7
Earnings from operations (excluding restructuring charges)	4.0	4.7	(14.9)

Gross profit rate	17.8%	17.2%	0.6	pts.
Expense rates:
% of revenue	16.7	16.1	0.6
% of gross profit	93.6	93.4	0.2
Operating margin	1.1	1.1	0.0

EMEA PT
Revenue from services (including fee-based income)	$44.0	$40.4	8.9%		2.7%
Fee-based income	6.7	5.8	15.3		7.2

Earnings from operations	0.4	1.1	(61.4)

Gross profit rate	29.3%	28.8%	0.5	pts.
Expense rates:
% of revenue	28.3	26.2	2.1
% of gross profit	96.8	90.7	6.1
Operating margin	0.9	2.7	(1.8)

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT (continued)

(UNAUDITED)

(In millions of dollars)

	Third Quarter
	2008	2007	Change		Constant Currency Change
APAC Commercial
Revenue from services (including fee-based income)	$84.9	$80.6	5.4%		1.7%
Fee-based income	4.5	4.1	10.0		6.4

Earnings from operations	0.2	1.2	(84.3)

Gross profit rate	17.3%	17.3%	0.0	pts.
Expense rates:
% of revenue	17.1	15.8	1.3
% of gross profit	98.7	91.6	7.1
Operating margin	0.2	1.5	(1.3)

APAC PT
Revenue from services (including fee-based income)	$9.2	$8.0	14.8%		9.5%
Fee-based income	1.5	1.5	0.4		(4.3)

Earnings from operations	0.1	0.1	26.1

Gross profit rate	31.2%	33.3%	(2.1)	pts.
Expense rates:
% of revenue	29.6	31.8	(2.2)
% of gross profit	94.9	95.7	(0.8)
Operating margin	1.6	1.4	0.2

OCG
Revenue from services (including fee-based income)	$59.6	$45.3	31.5%		30.5%
Fee-based income	7.4	4.0	86.4		83.3

Earnings from operations	0.1	1.9	(94.7)

Gross profit rate	31.1%	26.9%	4.2	pts.
Expense rates:
% of revenue	31.0	22.8	8.2
% of gross profit	99.5	84.6	14.9
Operating margin	0.2	4.1	(3.9)

Corporate Expense	$(41.2)	$(21.3)	(93.5)%

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	September Year to Date
	2008	2007	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$1,912.4	$2,063.6	(7.3)%		(8.1)%
Fee-based income	13.0	14.0	(7.7)		(9.5)

Earnings from operations	53.7	69.1	(22.2)
Earnings from operations (excluding restructuring charges)	53.7	70.6	(23.9)

Gross profit rate	15.8%	15.8%	0.0	pts.
Expense rates:
% of revenue	13.0	12.4	0.6
% of gross profit	82.2	78.8	3.4
Operating margin	2.8	3.3	(0.5)

Americas PT
Revenue from services (including fee-based income)	$698.8	$699.6	(0.1)%		(0.2)%
Fee-based income	15.8	15.6	1.2		0.9

Earnings from operations	38.2	40.5	(5.8)

Gross profit rate	17.6%	17.7%	(0.1)	pts.
Expense rates:
% of revenue	12.2	11.9	0.3
% of gross profit	69.0	67.2	1.8
Operating margin	5.5	5.8	(0.3)

EMEA Commercial
Revenue from services (including fee-based income)	$1,027.2	$951.6	7.9%		(0.4)%
Fee-based income	32.0	28.2	13.5		5.2

Earnings from operations	3.8	2.8	36.3
Earnings from operations (excluding restructuring charges)	3.8	8.8	(57.2)

Gross profit rate	17.5%	17.4%	0.1	pts.
Expense rates:
% of revenue	17.1	17.1	0.0
% of gross profit	97.9	98.3	(0.4)
Operating margin	0.4	0.3	0.1

EMEA PT
Revenue from services (including fee-based income)	$134.1	$115.7	15.9%		5.7%
Fee-based income	21.3	15.5	37.5		23.9

Earnings from operations	2.8	1.8	53.7

Gross profit rate	29.8%	27.9%	1.9	pts.
Expense rates:
% of revenue	27.7	26.3	1.4
% of gross profit	93.0	94.3	(1.3)
Operating margin	2.1	1.6	0.5

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT (continued)

(UNAUDITED)

(In millions of dollars)

	September Year to Date
	2008	2007	Change		Constant Currency Change
APAC Commercial
Revenue from services (including fee-based income)	$262.5	$221.3	18.6%		9.6%
Fee-based income	13.9	11.0	26.3		17.1

Earnings from operations	0.8	3.3	(77.2)

Gross profit rate	17.1%	17.2%	(0.1)	pts.
Expense rates:
% of revenue	16.8	15.7	1.1
% of gross profit	98.3	91.2	7.1
Operating margin	0.3	1.5	(1.2)

APAC PT
Revenue from services (including fee-based income)	$27.1	$18.5	46.3%		33.4%
Fee-based income	4.3	3.7	18.1		8.3

Earnings from operations	(0.2)	(0.3)	18.5

Gross profit rate	30.7%	33.5%	(2.8)	pts.
Expense rates:
% of revenue	31.5	34.9	(3.4)
% of gross profit	102.6	104.3	(1.7)
Operating margin	(0.8)	(1.4)	0.6

OCG
Revenue from services (including fee-based income)	$176.1	$121.6	44.8%		42.4%
Fee-based income	20.6	11.7	76.3		71.2

Earnings from operations	2.8	3.0	(9.0)

Gross profit rate	31.0%	26.5%	4.5	pts.
Expense rates:
% of revenue	29.5	24.0	5.5
% of gross profit	94.9	90.6	4.3
Operating margin	1.6	2.5	(0.9)

Corporate Expense	$(88.5)	$(66.8)	(32.5)%

KELLY SERVICES, INC. AND SUBSIDIARIES

SUMMARY OF DISCONTINUED OPERATIONS

(UNAUDITED)

(In thousands of dollars)

	Third Quarter		Sept. Year to Date
	2008	2007	2008	2007

Revenue from services	$-	$-	$-	$14,777

Operating (loss) income from discontinued operations	$(1,073)	$746	$(547)	$1,573

Less: Income taxes	(410)	287	(209)	605

(Loss) earnings from discontinued operations, net of tax	(663)	459	(338)	968

Gain on sale of discontinued operations	-	-	-	10,153
Less: Income taxes	-	-	-	3,987

Gain on sale of discontinued operations, net of tax	-	-	-	6,166

Discontinued operations, net of tax	$(663)	$459	$(338)	$7,134

Effective March 31, 2007, the Company sold Kelly Home Care (“KHC”), a wholly owned subsidiary. Effective December 31, 2006, the Company sold Kelly Staff Leasing (“KSL”), a wholly owned subsidiary. The operating results for KHC and KSL, as well as the gain on the sale of KHC, have been excluded from earnings from continuing operations. This schedule provides information on KHC’s and KSL’s results from operations for the third quarter of 2008 and 2007 and September year to date 2008 and 2007, as well as the gain on the sale of KHC, all of which are included as discontinued operations on the face of the statements of earnings.

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(In thousands of dollars)

	September 28, 2008	December 30, 2007	September 30, 2007
Current Assets
Cash and equivalents	$113,566	$92,817	$102,982
Trade accounts receivable, less allowances of $18,550, $18,172 and $18,357, respectively	913,742	888,334	903,566
Prepaid expenses and other current assets	59,651	53,392	49,734
Deferred taxes	30,237	29,294	30,342

Total current assets	1,117,196	1,063,837	1,086,624

Property and Equipment, Net	168,288	178,019	175,106

Noncurrent Deferred Taxes	48,639	43,436	37,458

Goodwill, Net	161,439	147,168	122,917

Other Assets	134,189	141,537	147,570

Total Assets	$1,629,751	$1,573,997	$1,569,675

Current Liabilities
Short-term borrowings	$63,274	$49,729	$75,489
Accounts payable	242,127	171,471	161,843
Accrued payroll and related taxes	282,004	270,575	286,056
Accrued insurance	23,281	23,696	25,495
Income and other taxes	62,398	69,779	65,073

Total current liabilities	673,084	585,250	613,956

Noncurrent Liabilities
Long-term debt	51,245	48,394	-
Accrued insurance	59,488	60,404	59,489
Accrued retirement benefits	70,196	78,382	81,249
Other long-term liabilities	16,981	13,338	17,865

Total noncurrent liabilities	197,910	200,518	158,603

Stockholders’ Equity
Common stock	40,116	40,116	40,116
Treasury stock	(111,346)	(106,312)	(84,323)
Paid-in capital	34,511	34,500	33,406
Earnings invested in the business	769,599	777,338	763,577
Accumulated other comprehensive income	25,877	42,587	44,340

Total stockholders’ equity	758,757	788,229	797,116

Total Liabilities and Stockholders’ Equity	$1,629,751	$1,573,997	$1,569,675

STATISTICS:
Working Capital	$444,112	$478,587	$472,668
Current Ratio	1.7	1.8	1.8
Debt-to-capital %	13.1%	11.1%	8.7%
Global Days Sales Outstanding	51	49	52

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE 39 WEEKS ENDED SEPTEMBER 28, 2008 AND SEPTEMBER 30, 2007

(UNAUDITED)

(In thousands of dollars)

	2008	2007
Cash flows from operating activities
Net earnings	$6,530	$42,385
Noncash adjustments:
Depreciation and amortization	34,145	31,051
Provision for bad debts	4,813	4,926
Stock-based compensation	3,004	2,683
Gain on sale of discontinued operations	-	(6,166)
Other, net	1,767	(422)
Changes in operating assets and liabilities	36,166	(24,808)

Net cash from operating activities	86,425	49,649

Cash flows from investing activities
Capital expenditures	(23,519)	(33,567)
Acquisition of companies, net of cash received	(32,433)	(25,255)
Proceeds from sale of discontinued operations	-	12,500
Other investing activities	(409)	(586)

Net cash from investing activities	(56,361)	(46,908)

Cash flows from financing activities
Net increase (decrease) in revolving line of credit	12,483	(3,469)
Proceeds from debt	-	8,223
Dividend payments	(14,269)	(14,244)
Purchase of treasury stock	(7,975)	(12,500)
Stock options and other stock sales	98	5,760
Other financing activities	1,033	(5,767)

Net cash from financing activities	(8,630)	(21,997)

Effect of exchange rates on cash and equivalents	(685)	3,810

Net change in cash and equivalents	20,749	(15,446)
Cash and equivalents at beginning of period	92,817	118,428

Cash and equivalents at end of period	$113,566	$102,982

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In thousands of dollars)

	Third Quarter (Commercial, PT and OCG)
			% Change
	2008	2007	US$	Constant Currency
Americas
United States	$795,791	$854,563	(6.9)%	(6.9)%
Canada	62,084	67,542	(8.1)	(8.6)
Mexico	20,849	19,119	9.0	2.5
Puerto Rico	19,304	19,169	0.7	0.7

Total Americas	898,028	960,393	(6.5)	(6.7)

Europe
United Kingdom	102,530	119,385	(14.1)	(8.6)
France	93,707	82,497	13.6	3.4
Switzerland	49,007	49,363	(0.7)	(11.5)
Italy	33,868	28,795	17.6	7.4
Russia	25,339	17,542	44.4	37.7
Norway	24,911	21,902	13.7	5.2
Germany	21,131	16,605	27.3	16.3
Other	52,247	38,074	37.2	25.9

Total Europe	402,740	374,163	7.6	2.5

Asia-Pacific
Australia	33,893	35,169	(3.6)	(8.4)
Singapore	18,656	16,354	14.1	5.1
Other	44,431	39,219	13.3	12.6

Total Asia-Pacific	96,980	90,742	6.9	3.1

Total Kelly Services, Inc.	$1,397,748	$1,425,298	(1.9)%	(3.6)%

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In thousands of dollars)

	September Year to Date (Commercial, PT and OCG)
			% Change
	2008	2007	US$	Constant Currency
Americas
United States	$2,455,641	$2,573,282	(4.6)%	(4.6)%
Canada	187,584	191,009	(1.8)	(9.3)
Puerto Rico	58,800	57,341	2.5	2.5
Mexico	58,119	54,849	6.0	1.6

Total Americas	2,760,144	2,876,481	(4.0)	(4.6)

Europe
United Kingdom	317,328	355,790	(10.8)	(9.1)
France	275,727	227,924	21.0	6.8
Switzerland	143,463	130,752	9.7	(4.9)
Italy	106,654	92,781	15.0	1.5
Norway	69,143	56,523	22.3	7.3
Russia	68,584	48,876	40.3	30.6
Germany	65,309	45,502	43.5	26.8
Other	133,599	110,807	20.6	7.1

Total Europe	1,179,807	1,068,955	10.4	1.6

Asia-Pacific
Australia	107,633	96,107	12.0	0.7
Singapore	55,161	44,074	25.2	14.2
Other	135,454	106,213	27.5	20.7

Total Asia-Pacific	298,248	246,394	21.0	11.7

Total Kelly Services, Inc.	$4,238,199	$4,191,830	1.1%	(2.1)%

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

	Third Quarter
	2008		2007
	Amount	Per Share	Amount	Per Share
(Loss) earnings from continuing operations	$(11,553)	$(0.33)	$14,682	$0.40
Restructuring charges, net of taxes (Notes 1 and 2)	-	-	1,882	0.05

(Loss) earnings from continuing operations excluding restructuring charges, net of taxes	$(11,553)	$(0.33)	$16,564	$0.45

	Third Quarter
	2008		2007	% Change
Selling, general and administrative expenses	$260,260		$226,099
Restructuring charges (Notes 1 and 2)	-		(2,464)

Selling, general and administrative expenses excluding restructuring charges	$260,260		$223,635	16.4%

(Loss) earnings from operations	$(14,544)		$20,780
Restructuring charges (Notes 1 and 2)	-		2,464

Earnings from operations excluding restructuring charges	$(14,544)		$23,244	(162.6%)

Americas Commercial selling, general and administrative expenses	$83,124		$86,529
Americas restructuring charge (1)	-		(1,511)

Americas Commercial selling, general and administrative expenses excluding the Americas restructuring charge	$83,124		$85,018	(2.2%)

Americas Commercial earnings from operations	$11,848		$20,911
Americas restructuring charge (1)	-		1,511

Americas Commercial earnings from operations excluding the Americas restructuring charge	$11,848		$22,422	(47.2%)

EMEA Commercial Earnings from operations	$4,010		$3,758
UK restructuring charge (Note 2)	-		953

EMEA Commercial earnings from operations excluding the UK restructuring charge	$4,010		$4,711	(14.9%)

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charge from prior year results is useful to understand the Company’s fiscal 2008 financial performance and increases comparability. Specifically, Management believes that excluding this item allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)  The Americas restructuring charge is comprised of facility exit costs associated with the closure of 42 branch locations and the accelerated depreciation of the leasehold improvements and personal property at the impacted locations.

(2)  The UK restructuring charge is comprised of facility exit costs associated with the closure of 22 branch locations and the accelerated depreciation of the leasehold improvements and personal property at the impacted locations.